UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

Seagen Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Executive Officer and Class II Director; Employment Agreement with Chief Executive Officer

On November 8, 2022, the Board of Directors (the “Board”) of Seagen Inc. (the “Company”) appointed David R. Epstein as the Chief Executive Officer of the Company and as a member of the Board, in each case effective as of November 9, 2022 (the “Start Date”). Mr. Epstein will serve as a Class II director for a term expiring at the 2024 annual meeting of the Company’s stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. On the Start Date, Mr. Epstein assumed the duties and responsibilities of the Company’s principal executive officer from Roger D. Dansey, M.D., who was serving as the Interim Chief Executive Officer of the Company since May 5, 2022 until the Start Date. There is no arrangement or understanding with any person pursuant to which Mr. Epstein was appointed as the Chief Executive Officer of the Company and/or as a member of the Board.

Mr. Epstein, age 61, most recently served as an executive partner at Flagship Pioneering from January 2017 to October 2022. From January 2010 to July 2016, he served as Chief Executive Officer of Novartis Pharmaceuticals, a division of Novartis AG. Previously, Mr. Epstein started and led Novartis’ Oncology and Molecular Diagnostic units. Mr. Epstein has extensive public and private company board experience, and currently serves on the board of directors of Evelo Biosciences, Inc. (Nasdaq: EVLO), OPY Acquisition Corp. I (Nasdaq: OHAA) and Senti Biosciences, Inc. (Nasdaq: SNTI). Mr. Epstein previously served as Chairman of the board of directors of Evelo Biosciences, Inc. from September 2019 to June 2022. He also previously served as Chairman and as a member of the board of directors of Axcella Health Inc. (Nasdaq: AXLA) from December 2017 to October 2022 and of Rubius Therapeutics, Inc. (Nasdaq: RUBY) from January 2017 to October 2022. Mr. Epstein also served on the board of International Flavors and Fragrances (NYSE: IFF) from January 2016 to January 2021. Mr. Epstein holds a B.S. Degree in Pharmacy from Rutgers University College of Pharmacy and an M.B.A. in Finance and Marketing from the Columbia University Graduate School of Business.

On November 8, 2022, the Company entered into an employment agreement (the “Epstein Employment Agreement”) with Mr. Epstein in connection with his employment as the Chief Executive Officer of the Company commencing on the Start Date. Pursuant to the Epstein Employment Agreement, while employed as Chief Executive Officer, Mr. Epstein will be eligible for the following compensation and benefits: (i) an initial annual base salary of $1,500,000, (ii) a target annual incentive opportunity under the Company’s executive bonus plan (the “Bonus Plan”) equal to 150% of his annual base salary, (iii) a one-time sign-on award of time-based vesting restricted stock units (the “Epstein RSU Award”) granted pursuant to the terms of the Company’s Amended and Restated 2007 Equity Incentive Plan (the “Plan”) with a target value of $14,000,000, (iv) a one-time sign-on award of time-based vesting options to purchase shares of common stock of the Company (“Common Stock”) with a target value of $14,000,000 (the “Epstein Option Award”) granted pursuant to the Plan, (v) a one-time sign-on award of performance-based options in respect of 400,000 shares of Common Stock (the “Epstein Performance Option Award”) granted pursuant to the Plan, (vi) a one-time relocation payment in the amount of $6,000,000 (payable upon the time Mr. Epstein and his family establish primary residence in the Seattle, Washington area, provided such relocation occurs prior to September 1, 2023, and subject to pro-rated repayment upon certain events prior to the sixth anniversary of the relocation payment), and (vii) certain relocation and temporary living cost benefits. For more information on the Bonus Plan, see “Compensation Discussion and Analysis—Compensation-Setting Process—Cash Incentive Awards” in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 30, 2022. The actual number of shares underlying the Epstein RSU Award (107,389) was calculated by dividing the target value of the Epstein RSU Award by the average closing stock price during the 30 calendar days preceding the Start Date. The actual number of shares underlying the Epstein Option Award (243,347) was calculated based on the average closing stock price during the 30 calendar days preceding the Start Date and using a Black Scholes methodology for stock option valuation. The Epstein RSU Award will vest annually over four years beginning on the first anniversary of the Start Date, subject to Mr. Epstein’s continued employment with the Company. Twenty-five percent of the Epstein Option Award will vest on the first anniversary of Start Date and 1/48th of the Epstein Option Award will vest in equal monthly installments thereafter until fully vested on the fourth anniversary of Start Date, subject to Mr. Epstein’s continued employment with the Company. The Epstein Performance Option Award will be subject to performance vesting in tranches tied to Common Stock price targets and each such tranche will time-vest 1/3 on the date of performance vesting, 1/3 on the nine month anniversary of performance-vesting and 1/3 on the 18 month anniversary of performance vesting, in each case, subject to continued employment by the Company. Any unearned portion of the Epstein Performance Option Award will generally be forfeited if the performance vesting conditions are not met on the earlier of (1) December 31, 2028 and (2) a change of control (as defined in the Epstein Employment Agreement).

Under the terms of the Epstein Employment Agreement, in the event of a termination of Mr. Epstein’s employment by the Company without “cause” or due to a “constructive termination” and not in the three months prior to or 18 months following a change of control of the Company, Mr. Epstein will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 18 months and 1.5 times his target bonus, to be increased to up to 24 months of annual base salary and 2 times target bonus, based on years of service; (ii) payment of 18 months of COBRA premiums, (iii) accelerated time-vesting of 18 months (to be increased to up to 24 months based on length of service) of any unvested equity awards held by Mr. Epstein (including options, RSUs and any earned performance options), and (iv) a minimum of 18 months (to be increased to up to 24 months based on length of service) extended option exercisability for vested outstanding options. In the event of a termination of Mr. Epstein’s employment by the Company without “cause” or due to a “constructive termination” and in the three months prior to or 18 months following a change of control of the Company, Mr. Epstein will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 36 months and 3 times his target bonus; (ii) payment of 18 months of COBRA premiums, (iii) double-trigger acceleration of equity awards, provided that the Epstein Performance Option Award shall be earned based on the stock price achieved in the change of control and (v) any clawback provisions on the relocation payment will be voided.

The foregoing description of the Epstein Employment Agreement is only a summary and is qualified in its entirety by the terms of the Epstein Employment Agreement, a copy of which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2022.

The Company also entered into it standard form of indemnification agreement (the “Indemnification Agreement”) with Mr. Epstein, which will require the Company, under the circumstances and to the extent provided for therein, to indemnify Mr. Epstein to the fullest extent permitted by law against certain expenses and other amounts incurred by Mr. Epstein as a result of being made a party or threatened to be made a party to certain actions, suits or proceedings by reason of his position as a director, officer, employee or other agent of the Company. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete, and is qualified in its entirety by reference to the form of Indemnification Agreement previously filed by the Company as Exhibit 10.29 to the Company’s Registration Statement on Form S-1/A (File No. 333-50266), filed with the Securities and Exchange Commission on January 4, 2001.

There is no family relationship between Mr. Epstein and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

Amended Employment Agreement with President, Research and Development and Chief Medical Officer

Dr. Dansey has served as Interim Chief Executive Officer of the Company since May 5, 2022 and as the Company’s Chief Medical Officer since May 2018. On November 8, 2022, the Company entered into an amended and restated employment agreement (the “Dansey Employment Agreement”) with Dr. Dansey in connection with his employment as President, Research and Development of the Company, commencing November 9, 2022. Dr. Dansey will also continue to serve as Chief Medical Officer of the Company.

Pursuant to the Dansey Employment Agreement, while employed as President, Research and Development, Dr. Dansey will be eligible for the following compensation and benefits: (i) an initial annual base salary of $1,100,000, (ii) a target annual incentive opportunity under the Bonus Plan equal to 110% of his annual base salary and (iii) a one-time award of performance-based options in respect of 275,000 shares of Common Stock granted pursuant to the Plan (the “Dansey Performance Option Award”). The Dansey Performance Option Award will be subject to performance vesting in tranches tied to Common Stock price targets and each such tranche will time-vest 1/3 on the date of performance vesting, 1/3 on the nine month anniversary of performance-vesting and 1/3 on the 18 month anniversary of performance vesting, in each case, subject to continued employment by the Company. Any unearned portion of the Dansey Performance Option Award will generally be forfeited if the performance vesting conditions are not met on the earlier of (1) December 31, 2028 and (2) a change of control (as defined in the Dansey Employment Agreement).

Under the terms of the Dansey Employment Agreement, in the event of a termination of Dr. Dansey’s employment by the Company without “cause” or due to a “constructive termination” and not in the three months prior to or 18 months following a change of control of the Company, Dr. Dansey will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 18 months and 1.5 times his target bonus; (ii) payment of 18 months of COBRA premiums, (iii) accelerated time-vesting of 18 months of any unvested equity awards held by Dr. Dansey, and (iv) 18 months extended option exercisability for vested outstanding options. In the event of a termination of Dr. Dansey’s employment by the Company without “cause” or due to a “constructive termination” and within the three months prior to or 18 months following a change of control of the Company, Dr. Dansey will be entitled to receive: (i) payment of severance benefits equal to his annual base salary for 24 months and 2 times his target bonus; (ii) payment of 18 months of COBRA premiums, (iii) double-trigger acceleration of equity awards, provided that the Dansey Performance Option Award shall be earned based on the stock price achieved in the change of control.

The foregoing description of the Dansey Employment Agreement is only a summary and is qualified in its entirety by the terms of the Dansey Employment Agreement, a copy of which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2022.

Appointment of Sandra M. Swain, M.D. as Class III Director

On November 8, 2022, the Board appointed Sandra M. Swain, M.D. to the Board, effective November 9, 2022. Dr. Swain will serve as a Class III director for a term expiring at the 2025 annual meeting of the Company’s stockholders and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal. There is no arrangement or understanding with any person pursuant to which Dr. Swain was appointed as a member of the Board.

In accordance with the Company’s compensation policy with respect to annual cash fees for non-employee directors, Dr. Swain will receive an annual cash retainer of $60,000 for her service on the Board, which will be prorated during 2022.

In addition, effective as of November 9, 2022 (the “Grant Date”), in accordance with the Company’s policy with respect to initial equity grants to new non-employee directors, the Board granted Dr. Swain a nonstatutory stock option to purchase shares of Common Stock with a target value of $101,370 (the pro rata portion of the Company’s annual non-employee director option grant) (the “Swain Option”) and a restricted stock unit award covering shares of Common Stock with a target value of $101,370 (the pro rata portion of the Company’s annual non-employee director restricted stock unit grant) (the “Swain RSU Award”) pursuant to the terms of the Plan. The actual number of shares underlying the Swain Option (1,763) was calculated based on an approximation of the target award value based on the average closing stock price during the 30 calendar days preceding the Grant Date and using a Black Scholes methodology for stock option valuation. The actual number of shares underlying the Swain RSU Award (778) was calculated by dividing the target value of the Swain RSU Award by the average closing stock price during the 30 calendar days preceding the Grant Date. The Swain Option and the Swain RSU Award will vest in full on the first anniversary of the Grant Date.

The Company also intends to enter into its standard form of Indemnification Agreement with Dr. Swain, which will require the Company, under the circumstances and to the extent provided for therein, to indemnify Dr. Swain to the fullest extent permitted by law against certain expenses and other amounts incurred by Dr. Swain as a result of being made a party or threatened to be made a party to certain actions, suits or proceedings by reason of her position as a director of the Company. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete, and is qualified in its entirety by reference to the form of Indemnification Agreement previously filed by the Company as Exhibit 10.29 to the Company’s Registration Statement on Form S-1/A (File No. 333-50266), filed with the Securities and Exchange Commission on January 4, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGEN INC.

Date: November 10, 2022	By:	/s/ Jean I. Liu
Jean I. Liu
Chief Legal Officer